UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 24, 2023

Date of Report (Date of Earliest Event Reported)

WISEMAN GLOBAL LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-228130	32-0576335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 929, Building 1, Fuji Land Building, No. 6018, Longgang Avenue (Longgang Section), Nanlian Community, Longgang Street, Longgang District,

Shenzhen City, Guangdong, People’s Republic Of China, 518109

(+86) 755 8489 9169

(Address & telephone number of principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of March 24, 2023, Mr. Lai Jinpeng resigned from the positions with the Company, including that of Chief Executive Officer, President, Secretary, Treasurer, and Director of the Company. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Lai Jinpeng has been the Chief Executive Officer, President, Secretary, Treasurer, and Director of the Company since July 17, 2018.

As of March 24, 2023, Mr. Huang Guohuan, was appointed as the new Chief Executive Officer, President, Secretary, Treasurer, and Director of the Company.

The biograph for the new Chief Executive Officer of the Company is set forth below:

HUANG GUOHUAN serves as Chief Executive Officer in the Company. Mr. Huang earned his Bachelor Degree in Applied Electronics from Guangzhou International Economics College in Guangdong, China. From August 2008 to December 2012, Mr. Huang worked as supervisor in Jieyang City Supervision Co., Ltd., which engage in project supervision business. From January 2013 to present, Mr. Huang worked as business manager in Hebei Construction Group Co., Ltd., which involves in construction engineering industry. Mr. Huang brings to the Company valuable experience from his previous business management roles at the relevant and other companies, which assists the Company on marketing strategy, sale planning and exploring new market opportunities.

Mr. Huang’s strong academic background and business experience as well as his qualification has led the Board of Director to reach the conclusion that he should serve as the Chief Executive Officer of the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WISEMAN GLOBAL LIMITED
(Name of Registrant)

Date: March 24, 2023

	By:	/s/ Huang Guohuan
	Name:	Huang Guohuan
	Title:	Director
(Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)